Cash and Cash Equivalents and Restricted Cash	12 Months Ended
Dec. 31, 2020
Cash and cash equivalents [abstract]
Cash and Cash Equivalents and Restricted Cash
(a)	Cash and cash equivalents

The Group’s cash and cash equivalents at December 31, 2020 and 2019, consisted of cash on hand and was invested in business and savings accounts.

Supplementary cash flow information

Non-cash investing and financing activities:

In the year ended December 31, 2019, the Group issued:

●	common shares on settlement of equity-settled restricted share units (note 6(f));

●	common share purchase warrants as part of the financing fees paid to the underwriters in the June bought deal financing (note 6(b)); and

●	converted special warrants into common shares for no additional consideration (note 6(b)).

(b)	Restricted cash

The Group has cash deposited with a United States financial institution that has been pledged as collateral to the surety provider for a US$2,000 surety bond that was placed with the Alaskan regulatory authorities for a performance guarantee related to any potential reclamation liability as a condition of the Miscellaneous Land Use Permit granted to the Pebble Partnership for its ongoing activities on the Pebble Project. The cash deposit will be released once any reclamation work required has been performed and assessed by the Alaskan regulatory authorities. The cash is invested in a money market fund. For the year ended December 31, 2020, income of $2 (2019 – $15), which has been re-invested, has been recognized.